Aviat Networks Calls Out Ceragon Networks’ Failure to Respond to Acquisition Proposal and Request for Extraordinary Meeting of Shareholders
AUSTIN, Texas – July 6, 2022 – Aviat Networks, Inc. (NASDAQ: AVNW) (“Aviat”), the leading expert in wireless transport solutions, today issued the following open letter to the Board of Directors (the “Board”) of Ceragon Networks Ltd. (NASDAQ: CRNT) (“Ceragon” or the “Company”), urging the Company to schedule an extraordinary meeting of shareholders, which Aviat called for on June 27th (U.S.) / June 28th (Israel), 2022. As Ceragon’s third largest shareholder, Aviat is entitled to call this meeting and believes Ceragon’s silence represents its continued refusal to engage constructively with Aviat and act in the best interests of shareholders.
Members of the Board:
It has been over a week since we made public our acquisition proposal and, as the holder of more than 5% of Ceragon’s outstanding shares, requested an extraordinary general meeting of shareholders for the purposes of removing three current directors and electing five highly qualified and independent new directors to better represent the interests of all Ceragon shareholders. To date, your only response has been to confirm receipt and the only guidance that you have provided to your shareholders is that they “need not take action at this time”.
While your lack of response is disappointing, it is not surprising, given your refusal for several months to engage constructively with us in negotiations regarding a transaction that would deliver compelling value to shareholders. Your failure to respond over the past week only demonstrates to us, and to our fellow shareholders, that transparency and communication are far from your top priorities. We have come to expect delay tactics from you, but your other shareholders deserve better. They deserve a Board that will confront the Company’s continued underperformance and that will consider opportunities to unlock value in earnest.
I urge you to do right by your shareholders – begin negotiations with us and set a date for shareholders to make their voices heard.
Sincerely,
Peter A. Smith
Aviat Networks
President and Chief Executive Officer
About Aviat Networks, Inc.
Aviat Networks, Inc. is the leading expert in wireless transport solutions and works to provide dependable products, services and support to its customers. With more than one million systems sold into 170 countries worldwide, communications service providers and private network operators including state/local government, utility, federal government and defense organizations trust Aviat with their critical applications. Coupled with a long history of microwave innovations, Aviat provides a comprehensive suite of localized professional and support services enabling customers to drastically simplify both their networks and their lives. For more than 70 years, the experts at Aviat have delivered high-performance products, simplified operations, and the best overall customer experience. Aviat Networks is headquartered in Austin, Texas. For more information, visit www.aviatnetworks.com or connect with Aviat Networks on Twitter, Facebook and LinkedIn.
Forward-Looking Statements
The information contained in this document includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include, without limitations, statements regarding the proposed transaction between Aviat and Ceragon, the results of the requested extraordinary general meeting of shareholders of Ceragon and Ceragon’s actions in connection therewith. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including, without limitation, "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following:
    the impact of COVID-19 on our business, operations and cash flows;

    continued price and margin erosion as a result of increased competition in the microwave transmission industry;

    our ability to realize the anticipated benefits of any proposed or recent acquisitions, including our proposed transaction with Ceragon, within the anticipated timeframe or at all, including the risk that proposed or recent acquisitions will not be integrated successfully;

    the results of the extraordinary general meeting of Ceragon’s shareholders;

    the impact of the volume, timing, and customer, product, and geographic mix of our product orders;

    the timing of our receipt of payment for products or services from our customers;

    our ability to meet projected new product development dates or anticipated cost reductions of new products;

    our suppliers’ inability to perform and deliver on time as a result of their financial condition, component shortages, the effects of COVID-19 or other supply chain constraints;

    the effects of inflation and the timing and extent of changes in the prices and overall demand for and availability of our inputs;

    customer acceptance of new products;

    the ability of our subcontractors to timely perform;

    weakness in the global economy affecting customer spending;

    retention of our key personnel;

    our ability to manage and maintain key customer relationships;

    uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation;

    our failure to protect our Intellectual property rights or defend against Intellectual property infringement claims by others;

    the results of our restructuring efforts;

    the ability to preserve and use our net operating loss carryforwards;

    the effects of currency and interest rate risks;

    the effects of current and future government regulations, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic;

    general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business;

    the conduct of unethical business practices in developing countries;

    the impact of political turmoil in countries where we have significant business;

    the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; and

    Aviat’s ability to implement our stock repurchase program or the extent to which it enhances long-term stockholder value.
For more information regarding the risks and uncertainties for Aviat’s business, see "Risk Factors" in Aviat’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on August 25, 2021 as well as other reports filed by Aviat with the SEC from time to time. Aviat does not undertake any obligation to update publicly any forward-looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future.
Additional Information
This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 or an exemption therefrom.
In connection with any transaction between Aviat and Ceragon that involves the issuance of Aviat shares to the Ceragon shareholders, Aviat will file a registration statement with the SEC. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov.
Investor Contacts
Aviat Networks
Andrew Fredrickson
+1-408-501-6214
andrew.fredrickson@aviatnet.com

Okapi Partners LLC
Bruce Goldfarb / Chuck Garske / Teresa Huang
+1-212-297-0720
info@okapipartners.com

Media Contact
Abernathy MacGregor
Sydney Isaacs / Jeremy Jacobs
+1-212-371-5999
sri@abmac.com / jrj@abmac.com